Exhibit 1

                             Joint Filing Agreement

In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, no par value of Castelle, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

In witness whereof, the undersigned hereby execute this Agreement this 11th day of July, 2005.

                                                  /s/ Daniel Zeff
                                                  ------------------------------
                                                  Daniel Zeff


                                                  ZEFF HOLDING COMPANY, LLC

                                                  By: Daniel Zeff
                                                      --------------------------
                                                      Name:  Daniel Zeff
                                                      Title: Manager


                                                  ZEFF CAPITAL PARTNERS I, L.P.

                                                  By: Zeff Holding Company, LLC,
                                                  as general partner

                                                  By: Daniel Zeff
                                                      --------------------------
                                                      Name:  Daniel Zeff
                                                      Title: Manager


                                                  SPECTRUM GALAXY FUND LTD.

                                                  By: /s/ Dion R. Friedland
                                                      --------------------------
                                                      Name:  Dion R. Friedland
                                                      Title: Director


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